                        SEMIANNUAL REPORT JUNE 30, 1999

                                  OPPENHEIMER

                          CONVERTIBLE SECURITIES FUND

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

3  President's Letter

5  An Interview
   with Your Fund's
   Managers

10 Financial
   Statements

37 Officers and
   Trustees

40 Information and
   Services

REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

- OUR STRATEGY OF INVESTING IN ATTRACTIVELY PRICED SECURITIES WORKED WELL DURING THE REPORTING PERIOD, as many previously out-of-favor industries provided above-average returns.

- THE FUND PROVIDED SHAREHOLDERS WITH A CONSISTENTLY HIGH DIVIDEND YIELD during the first half of 1999.

CUMULATIVE TOTAL RETURNS
For the 6-Month Period Ended 6/30/99

CLASS A

Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
8.22%           2.00%
-----------------------------

CLASS B

Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
7.75%           2.75%
-----------------------------

CLASS C

Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
7.76%           6.76%
-----------------------------

CLASS M

Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
7.92%           4.42%
-----------------------------


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE THE STOCK MARKET CAN BE VOLATILE, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class M return includes the current maximum initial sales charge of 3.25%. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class M shares are subject to an annual 0.50% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                   2 Oppenheimer Convertible Securities Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Convertible Securities Fund

DEAR SHAREHOLDER,
-------------------------------------------------------------------------------

According to popular belief, the last six months have been particularly favorable for the financial markets.

       The truth of the matter is that it's been a long, uphill struggle for the diversified investor. That's because the stock market's dramatic rise reflects the performance of the Dow Jones Industrial Average, which has been fueled by only a small number of large-capitalization growth stocks and technology companies. In the bond market this year, while many corporate and foreign bonds have provided relatively attractive returns, the first quarter of 1999 was the worst quarter in history for U.S. Treasury securities.(1)

      Recently, though, signs of change have been emerging that confirm the importance of a well-diversified portfolio. While investors focusing on large-cap growth and technology stocks may have achieved superior short-term returns, they may have also dramatically increased their exposure to potential risks. If recent economic and market trends persist, previously out-of-favor stocks may continue to rise.

      Specifically, U.S. economic growth has continued to surpass most analysts' expectations and the breadth of the market's positive performance has begun to widen. This has raised concerns that inflationary pressures may re-emerge. Looking outside of the United States, many foreign economies also appear to be on the mend. The impact of these changes, as it applies to your fund, is discussed more fully inside by your portfolio manager.

                                                                  (over, please)

1. Foreign investing entails higher expenses and risks, such as foreign currency fluctuations, economic and political instability, and differences in accounting standards.

                   3 Oppenheimer Convertible Securities Fund

You may also have wondered about the impact of the Year 2000 problem on your investments. While we cannot predict the final outcome, we are pleased that many companies and governments appear to be making progress toward avoiding a major disruption. For our part, OppenheimerFunds is in the advanced stages of our Y2K project, and we have successfully participated in industry-wide tests.

      Meanwhile, we intend to maintain the disciplined investment approach that has been helping Oppenheimer funds shareholders for more than 40 years as they pursue their financial goals. Our longstanding experience has taught us that while investment fads come and go, prudent diversification remains key to successful investing. In fact, it is an essential part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
July 22, 1999

                   4 Oppenheimer Convertible Securities Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Ted Everett
Mike Rosen

AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

HOW DID OPPENHEIMER CONVERTIBLE SECURITIES FUND PERFORM OVER THE SIX-MONTH PERIOD THAT ENDED JUNE 30, 1999?

The Fund performed reasonably well for the period. We are particularly gratified that the Fund achieved this level of performance with very low volatility. We attribute this performance to our emphasis on dividend yield. In fact, the Fund offered shareholders a consistently higher yield over the past six months. As the convertible market recovered from its declines during the second half of 1998, the higher yielding securities in which the Fund primarily invests provided attractive total returns. In addition, unlike many of our peers, we did not invest heavily in convertible securities issued by highly volatile Internet companies, which helped reduce short-term price fluctuations.

WHY DID THE CONVERTIBLE SECURITIES MARKET RECOVER SO SHARPLY DURING THE FIRST HALF OF 1999?

Convertible securities--basically, equities that have bond-like characteristics--generally pay dividends that are competitive with bond yields, and their prices tend to rise and fall with their issuers' stocks. Therefore, the convertible securities market fell in the third quarter of last year along with most sectors of the fixed income and common stock markets. Investors were concerned that economic weakness overseas might adversely affect the U.S. economy and the growth of corporate profits.

                    5 Oppenheimer Convertible Securities Fund

"WE FOUND GOOD OPPORTUNITIES AT LOW PRICES IN THE HEALTHCARE INDUSTRY, AS WELL AS COMPUTER SOFTWARE COMPANIES AND ENERGY COMPANIES."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

As it turned out, many of those fears were largely unfounded. Most international economies have performed better than many analysts expected, including the troubled economies of Southeast Asia and Latin America. In the United States, economic growth was quite robust in the fourth quarter of 1998 and the first quarter of 1999, prompting investors to shift their assets back into the equity markets. As a result of this shift, many equity securities prices rose, including convertible securities.

DID YOU FIND COMPELLING VALUES FOR THE FUND AFTER THE MARKET'S TEMPORARY
DECLINE?

Yes, we took advantage of relatively low prices to invest in a number of different companies in a variety of industries. For example, in the healthcare industry, we found good values in many securities issued by long-term care facilities such as nursing homes. These securities were available at especially low prices because of concerns related to new federal regulations that have the potential to reduce revenues. However, we believe that most well-managed long-term care facilities have been successful in handling these issues. Therefore, we were comfortable making investments in this area.

      Computer software companies provided another example of, in our opinion, a temporarily troubled industry that offered compelling values. In January, many investors were concerned that software sales would suffer in 1999 if corporate customers focused on solving the Y2K problem, instead of upgrading other systems. Because we believed that many of those fears were unjustified, early in the year we bought a number of convertible securities issued by software companies. Many of those securities have recently rallied.

                   6 Oppenheimer Convertible Securities Fund

STANDARDIZED YIELDS(1)
For the 30 Days Ended 6/30/99
-----------------------------
CLASS A           4.42%
-----------------------------
CLASS B           3.94
-----------------------------
CLASS C           3.95
-----------------------------
CLASS M           4.07
-----------------------------

WHAT AREAS OF THE CONVERTIBLE SECURITIES MARKET CONTRIBUTED MOST POSITIVELY TO THE FUND'S PERFORMANCE?

Convertibles issued by telecommunications companies have continued to do very well. This industry has prospered amid increasing demand for the transmission of voice, images and data worldwide. In fact, several major telecommunications companies announced mergers or acquisitions over the past six months, which helped support equity prices. Our holdings in this area have focused most intently on telecommunications services providers and manufacturers of telecommunications equipment.

      Energy companies also contributed to the Fund's performance over the period. In fact, energy is yet another example of what we view as a previously out-of-favor industry that provided above-average returns on securities purchased at attractive prices. Towards the end of last year, when oil prices were near all-time lows, we began to invest more heavily in energy securities. Oil prices rose in 1999 after Middle Eastern oil producing countries reduced production, and energy-related securities recovered strongly.

1. Standardized yield is based on net investment income for the 30-day period ended June 30, 1999. Falling share prices will tend to artificially raise yields.

                   7 Oppenheimer Convertible Securities Fund


AVG ANNUAL TOTAL RETURNS
For the Periods Ended 6/30/99(2)


CLASS A             Since
1 year    5 year    Inception
------------------------------------
0.57%     N/A       12.02%
------------------------------------

CLASS B             Since
1 year    5 year    Inception
------------------------------------
0.95%     N/A       12.47%
------------------------------------


CLASS C             Since
1 year    5 year    Inception
------------------------------------
4.94%     N/A       11.06%
------------------------------------

CLASS M
1 year    5 year    10 year
------------------------------------
2.71%     11.96%    12.89%
------------------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK FOR THE CONVERTIBLE SECURITIES MARKET AND THE FUND?

Historically, the convertible securities market has generally tended to move up or down with the common stock market, but usually with lower short-term volatility. In our opinion, many common stocks are overvalued, suggesting that there may be greater potential for price declines than price appreciation in some of those securities over the near term. This may be especially true if economic growth moderates, which could reduce the rate of corporate earnings growth.

      In a declining equity market, we believe that convertible securities' relatively higher yields may pro-vide a measure of protection against falling prices. If common stock prices continue to rise, however, we would expect convertible securities to generally participate in much--but not all--of the advance.

2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 5/1/95. The Fund's maximum sales charge for Class A shares was lower prior to 3/11/96, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 5/1/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 3/11/96. Class M returns include the current maximum initial sales charge of 3.25%. Class M shares have an inception date of 6/3/86. Prior to March 11, 1996, Class M shares were designated as Class A shares. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Class M shares are subject to an annual 0.50% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

3. Portfolio is subject to change. Percentages are as of June 30, 1999, and are based on total market value of investments.

4. Portfolio is subject to change. Percentages are as of June 30, 1999, and are based on net assets.

                   8 Oppenheimer Convertible Securities Fund

ASSET ALLOCATION(3)
[PIE CHART]

- Convertible
  Corporate
  Bonds & Notes              54.8%
- Other Securities           20.6
- Cash Equivalents            8.9
- Structured
  Instruments                 7.6
- Preferred Stocks            6.4
- Common Stocks               1.7

In our view, the generally higher yields offered by many convertible securities continue to help provide a defense against declining markets without sacrificing the potential for gains in rising markets. We believe that these characteristics make Oppenheimer Convertible Securities Fund an important part of The Right Way to Invest.

CONVERTIBLE CORPORATE BONDS & NOTES--TOP 10 SECTORS(4)
------------------------------------------------------
Technology                                      16.9%
------------------------------------------------------
Healthcare                                       7.6
------------------------------------------------------
Capital Goods                                    7.5
------------------------------------------------------
Communication Services                           7.3
------------------------------------------------------
Consumer Cyclicals                               6.1
------------------------------------------------------
Consumer Staples                                 2.9
------------------------------------------------------
Financial                                        2.9
------------------------------------------------------
Energy                                           2.2
------------------------------------------------------
Utilities                                        1.0
------------------------------------------------------
Basic Materials                                  0.6
------------------------------------------------------

TOP 10 HOLDINGS BY ISSUER(4)
------------------------------------------------------
Merrill Lynch & Co., Inc.                        2.7%
------------------------------------------------------
Bell Atlantic Financial Services Corp.           1.9
------------------------------------------------------
WMX Technologies, Inc.                           1.6
------------------------------------------------------
U.S. Cellular Corp.                              1.6
------------------------------------------------------
Chiron Corp.                                     1.5
------------------------------------------------------
NationsBank N.A                                  1.4
------------------------------------------------------
QUALCOMM Financial Trust I                       1.3
------------------------------------------------------
Deutsche Bank                                    1.3
------------------------------------------------------
Roche Holdings, Inc.                             1.2
------------------------------------------------------
MediaOne Group, Inc.                             1.2
------------------------------------------------------

                    9 Oppenheimer Convertible Securities Fund

STATEMENT OF INVESTMENTS June 30, 1999 (Unaudited)

                                                                            FACE                MARKET VALUE
                                                                            AMOUNT              SEE NOTE 1
============================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--55.2%
------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--0.6%
------------------------------------------------------------------------------------------------------------
GOLD & PRECIOUS MINERALS--0.4%
Homestake Mining Co., 5.50% Cv. Sub. Nts., 6/23/00(1)                      $ 4,000,000          $ 3,880,000
------------------------------------------------------------------------------------------------------------
METALS--0.2%
Coeur D'Alene Mines Corp., 7.25% Cv. Unsec. Sub. Debs., 10/31/05             3,850,000            2,391,812
------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--7.5%
------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.6%
Orbital Sciences Corp., 5% Cv. Unsec. Sub. Nts., 10/1/02                     5,000,000            5,287,500
------------------------------------------------------------------------------------------------------------
Spacehab, Inc., 8% Unsec. Sub. Nts., 10/15/07                                1,000,000              725,000
                                                                                                ------------
                                                                                                  6,012,500
------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--5.2%
Cendant Corp., 3% Cv. Sub. Nts., 2/15/02                                     7,000,000            6,667,500
------------------------------------------------------------------------------------------------------------
Danka Business Systems plc, 6.75% Cv. Sub. Nts., 4/1/02                      3,550,000            2,045,687
------------------------------------------------------------------------------------------------------------
EMCOR Group, Inc., 5.75% Cv. Sub. Nts., 4/1/05                               4,000,000            4,195,000
------------------------------------------------------------------------------------------------------------
Getty Images, Inc., 4.75% Cv. Sub. Nts., 6/1/03(1)                           3,000,000            2,748,750
------------------------------------------------------------------------------------------------------------
Interim Services, Inc., 4.50% Sub. Nts., 6/1/05                              3,000,000            2,576,250
------------------------------------------------------------------------------------------------------------
Mail-Well, Inc., 5% Cv. Sub. Nts., 11/1/02                                   5,000,000            5,387,500
------------------------------------------------------------------------------------------------------------
Mansur Industries, Inc., 8.25% Cv. Sub. Nts., 2/18/03(2)                     4,336,806            3,773,021
------------------------------------------------------------------------------------------------------------
Metamor Worldwide, Inc., 2.94% Cv. Sub. Nts., 8/15/04                        3,000,000            2,418,750
------------------------------------------------------------------------------------------------------------
Thermo Ecotek Corp., 4.875% Cv. Sub. Debs., 4/15/04(1)                       5,000,000            4,350,000
------------------------------------------------------------------------------------------------------------
WMX Technologies, Inc., 2% Cv. Sub. Nts., 1/24/05(3)                        14,350,000           15,641,500
                                                                                                ------------
                                                                                                 49,803,958
------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.7%
Hexcel Corp., 7% Cv. Unsec. Sub. Nts., 8/1/03                                4,250,000            3,878,125
------------------------------------------------------------------------------------------------------------
Mark IV Industries, Inc., 4.75% Cv. Sub. Nts., 11/1/04                      10,000,000            8,887,500
------------------------------------------------------------------------------------------------------------
Robbins & Myers, Inc., 6.50% Unsec. Sub. Nts., 9/1/03                        3,500,000            3,478,125
                                                                                                ------------
                                                                                                 16,243,750
------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--7.3%
------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: LONG DISTANCE--2.1%
Aspect Telecommunications, Inc., Zero Coupon Cv. Sub. Debs.,
8.42%, 8/10/18(1)(4)                                                        17,500,000            3,828,125
------------------------------------------------------------------------------------------------------------
NTL, Inc., 7% Cv. Sub. Nts., 12/15/08(1)                                     4,000,000            6,375,000
------------------------------------------------------------------------------------------------------------
Premiere Technologies, Inc., 5.75% Cv. Sub. Nts., 7/1/04                     2,500,000            1,775,000
------------------------------------------------------------------------------------------------------------
Telefonos de Mexico SA, 4.25% Sr. Cv. Nts., 6/15/04                          6,500,000            6,638,125
------------------------------------------------------------------------------------------------------------
World Access, Inc., 4.50% Cv. Unsec. Sub. Nts., 10/1/02                      2,000,000            1,360,000
                                                                                                ------------
                                                                                                 19,976,250

                   10 Oppenheimer Convertible Securities Fund

                                                                           FACE                MARKET VALUE
                                                                           AMOUNT              SEE NOTE 1
============================================================================================================
TELEPHONE UTILITIES--1.6%
France Telecom, ADN, 2% Unsub. Nts., 1/1/04(1)                             $ 5,432,000         $  4,873,862
-----------------------------------------------------------------------------------------------------------
Bell Atlantic Financial Services Corp., 5.75% Cv. Sr. Unsec. Nts.,
4/1/03 (cv. into common stock of Telecom Corp. of New Zealand)(1)           10,000,000           10,125,000
                                                                                                ------------
                                                                                                 14,998,862
-----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: WIRELESS--3.6%
Bell Atlantic Financial Services Corp., 4.25% Sr. Exchangeable Nts.,
9/15/05 (exchangeable for shares of Cable & Wireless
Communications plc or cash)(1)                                               8,000,000            8,170,000
-----------------------------------------------------------------------------------------------------------
Gilat Satellite Networks Ltd., 6.50% Cv. Sub. Nts., 6/3/04(1)                3,000,000            4,061,250
-----------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 4.75% Cv. Nts., 7/1/07(1)                       6,000,000            7,140,000
-----------------------------------------------------------------------------------------------------------
U.S. Cellular Corp., Zero Coupon Cv. Sub. Liquid Yield Option Nts.,
5.66%, 6/15/15(4)                                                           30,000,000           15,487,500
                                                                                                ------------
                                                                                                 34,858,750
-----------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--6.1%
-----------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--3.5%
Lennar Corp., Zero Coupon Cv. Debs., 3.88%, 7/29/18(4)                      10,000,000            4,362,500
-----------------------------------------------------------------------------------------------------------
Magna International, Inc., 4.875% Cv. Unsec. Sub. Debs., 2/15/0              8,000,000            7,870,000
-----------------------------------------------------------------------------------------------------------
MascoTech, Inc., 4.50% Cv. Sub. Debs., 12/15/03                             10,000,000            8,187,500
-----------------------------------------------------------------------------------------------------------
Security Capital U.S. Realty, 2% Cv. Sr. Unsec. Bonds, 5/22/03(2)           14,500,000           11,155,937
-----------------------------------------------------------------------------------------------------------
Sunbeam Corp., Zero Coupon Cv. Sub. Debs., 7.63%, 3/25/18(1)(4)              9,500,000            1,638,750
                                                                                                ------------
                                                                                                 33,214,687
-----------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.4%
Family Golf Centers, Inc., 5.75% Cv. Sub. Nts., 10/15/04                     2,300,000            1,474,875
-----------------------------------------------------------------------------------------------------------
Hudson Hotels Corp., 7.50% Cv. Sub. Debs., 7/1/01(2)                         7,500,000            1,875,000
                                                                                                ------------
                                                                                                  3,349,875
-----------------------------------------------------------------------------------------------------------
MEDIA--0.9%
Interpublic Group of Cos., Inc., 1.87% Cv. Nts., 6/1/06(1)                   9,000,000            8,178,750
-----------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.3%
Corporate Express, Inc., 4.50% Cv. Sub. Nts., 7/1/00                         4,000,000            3,730,000
-----------------------------------------------------------------------------------------------------------
Costco Cos., Inc., Zero Coupon Cv. Sub. Nts.:
3.50%, 8/19/17(1)(3)(4)                                                      2,000,000            1,897,500
2.28%, 8/19/17(3)(4)                                                         7,000,000            6,641,250
                                                                                                ------------
                                                                                                 12,268,750
-----------------------------------------------------------------------------------------------------------
CONSUMER STAPLES --2.9%
-----------------------------------------------------------------------------------------------------------
BROADCASTING--0.8%
Clear Channel Communications, Inc., 2.625% Cv. Sr. Nts., 4/1/03(3)           6,000,000            7,627,500
-----------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.4%
Imax Corp., 5.75% Cv. Debs., 4/1/03                                          3,000,000            3,551,250

                   11 Oppenheimer Convertible Securities Fund

                                                                          FACE                 MARKET VALUE
                                                                          AMOUNT               SEE NOTE 1
===========================================================================================================
FOOD--0.9%
Nestle Holding, Inc., 6.30% Cv. Unsub. Nts., 6/17/02                      $  7,000,000         $  8,330,000
-----------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS--0.6%
Whole Foods Market, Inc., Zero Coupon Cv. Unsec. Sub.
Debs., 6.11%, 3/2/18(4)                                                     15,000,000            5,531,250
-----------------------------------------------------------------------------------------------------------
TOBACCO-- 0.2%
Standard Commercial Corp., 7.25% Cv. Sub. Debs., 3/31/07                     3,698,000            2,255,780
-----------------------------------------------------------------------------------------------------------
ENERGY--2.2%
-----------------------------------------------------------------------------------------------------------
ENERGY SERVICES--1.1%
Diamond Offshore Drilling, Inc., 3.75% Cv. Unsec. Sub. Nts.,
2/15/07                                                                      5,000,000            4,937,500
-----------------------------------------------------------------------------------------------------------
Pride International, Inc., Zero Coupon Cv. Sub. Debs.,
6.86%, 4/24/18(4)                                                           10,000,000            3,125,000
-----------------------------------------------------------------------------------------------------------
Valhi, Inc., Zero Coupon Sr. Sec. Liquid Yield Option Nts., 8.52%,
10/20/07 (exchangeable to Halliburton Co.)(4)                                4,000,000            2,695,000
                                                                                                ------------
                                                                                                 10,757,500
-----------------------------------------------------------------------------------------------------------
OIL: DOMESTIC--1.1%
PennzEnergy Co., 4.95% Cv. Sr. Unsec. Debs., 8/15/08
(exchangeable to Chevron Corp.)                                             10,378,000           10,689,340
-----------------------------------------------------------------------------------------------------------
FINANCIAL--2.9%
-----------------------------------------------------------------------------------------------------------
BANKS--0.5%
Deutsche Bank Finance NV, 2% Cv. Nts., 12/22/03
(exchangeable to Allianz)                                                    4,500,000            4,629,128
-----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL --2.1%
Berkshire Hathaway, Inc., 1% Sr. Exchangeable Nts., 12/2/01
(exchangeable into common stock of Citigroup, Inc.)                          5,000,000           10,862,500
-----------------------------------------------------------------------------------------------------------
Phoenix Investment Partners Corp., 6% Cv. Unsec. Sub. Debs.,
11/1/15                                                                      7,817,500            9,087,844
                                                                                                ------------
                                                                                                 19,950,344
-----------------------------------------------------------------------------------------------------------
INSURANCE--0.3%
Penn Treaty American Corp., 6.25% Cv. Sub. Nts., 12/1/03                     3,250,000            3,315,000
-----------------------------------------------------------------------------------------------------------
HEALTHCARE--7.6%
-----------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.5%
ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                        3,000,000            4,162,500
-----------------------------------------------------------------------------------------------------------
Athena Neurosciences, Inc., 4.75% Cv. Nts., 11/15/04(1)                      6,000,000            6,330,000
-----------------------------------------------------------------------------------------------------------
Centocor, Inc., 4.75% Cv. Unsec. Sub. Debs., 2/15/05                         4,000,000            4,425,000
-----------------------------------------------------------------------------------------------------------
Chiron Corp., 1.90% Cv. Sub. Nts., 11/17/00(1)                              15,000,000           14,718,750
-----------------------------------------------------------------------------------------------------------
Fuisz Technologies Ltd., 7% Cv. Sub. Debs., 10/15/04(1)                      4,000,000            1,935,000
-----------------------------------------------------------------------------------------------------------
Roche Holdings, Inc., Zero Coupon Exchangeable Liquid Yield
Option Nts., 5.36%, 5/6/12(1)(4)                                            24,500,000           11,959,182
                                                                                                ------------
                                                                                                 43,530,432

                   12 Oppenheimer Convertible Securities Fund

                                                                          FACE               MARKET VALUE
                                                                          AMOUNT             SEE NOTE 1
===========================================================================================================
HEALTHCARE/SUPPLIES & SERVICES--3.1%
Concentra Managed Care, Inc., 4.50% Cv. Sub. Nts., 3/15/03(1)             $  2,000,000       $    1,897,500
-----------------------------------------------------------------------------------------------------------
Genzyme Corp. General Division, 5.25% Cv. Sub. Unsec. Nts.,
6/1/05                                                                       4,000,000            5,580,000
-----------------------------------------------------------------------------------------------------------
NovaCare, Inc., 5.50% Cv. Sub. Debs., 1/15/00                                3,250,000            2,904,687
-----------------------------------------------------------------------------------------------------------
PhyCor, Inc., 4.50% Cv. Sub. Debs., 2/15/03                                  3,000,000            2,272,500
-----------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp., 4.25% Cv. Sub. Nts., 5/31/00(3)               6,000,000            6,697,500
-----------------------------------------------------------------------------------------------------------
St. Jude Medical, Inc., 5.75% Cv. Sub. Nts., 8/15/01                         6,000,000            6,615,000
-----------------------------------------------------------------------------------------------------------
Sunrise Assisted Living, Inc., 5.50% Cv. Nts., 6/15/02                       3,000,000            3,333,750
                                                                                                ------------
                                                                                                 29,300,937

-----------------------------------------------------------------------------------------------------------
TECHNOLOGY--16.9%
-----------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.3%
Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04                                   4,000,000            3,815,000
-----------------------------------------------------------------------------------------------------------
Comverse Technology, Inc., 4.50% Cv. Unsec. Sub. Nts., 7/1/05(3)             5,000,000            9,343,750
-----------------------------------------------------------------------------------------------------------
Data General Corp., 6% Nts., 5/15/04                                         4,000,000            3,490,000
-----------------------------------------------------------------------------------------------------------
Micron Technology, Inc., 7% Cv. Sub. Nts., 7/1/04                            5,000,000            5,150,000
-----------------------------------------------------------------------------------------------------------
Quantum Corp., 7% Cv. Sub. Nts., 8/1/04                                      3,500,000            3,303,125
-----------------------------------------------------------------------------------------------------------
Telxon Corp.:
5.75% Cv. Sub. Nts., 1/1/03(1)                                               2,250,000            1,611,563
5.75% Cv. Sub. Nts., 1/1/03                                                  4,500,000            3,223,125
-----------------------------------------------------------------------------------------------------------
Western Digital Corp., Zero Coupon Cv. Unsec. Sub. Debs., 8.39%,
2/18/18(4)                                                                  10,000,000            1,737,500
                                                                                                ------------
                                                                                                 31,674,063

-----------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--5.8%
Amazon.com, Inc., 4.75% Cv. Sub. Debs., 2/1/09(1)                            5,883,000            5,588,850
-----------------------------------------------------------------------------------------------------------
America Online, Inc., 4% Unsec. Nts., 11/15/02(3)                              785,000            6,639,138
-----------------------------------------------------------------------------------------------------------
At Home Corp., 0.525% Nts., 12/28/18(1)                                      4,000,000            3,190,000
-----------------------------------------------------------------------------------------------------------
BEA Systems, Inc., 4% Sub. Nts., 6/15/05(1)                                  4,000,000            4,730,000
-----------------------------------------------------------------------------------------------------------
Beyond.com Corp., 7.25% Cv. Sub. Nts., 12/1/03(1)                            2,000,000            3,337,500
-----------------------------------------------------------------------------------------------------------
HNC Software, Inc., 4.75% Cv. Unsec. Sub. Nts., 3/1/03                       5,000,000            4,868,750
-----------------------------------------------------------------------------------------------------------
Mindspring Enterprises, Inc., 5% Bonds, 4/15/06                              2,000,000            1,897,500
-----------------------------------------------------------------------------------------------------------
MSC Software Corp., 7.875% Cv. Sub. Debs., 8/18/04                           1,967,000            1,652,280
-----------------------------------------------------------------------------------------------------------
National Data Corp., 5% Cv. Sub. Nts., 11/1/03                               4,100,000            4,238,375
-----------------------------------------------------------------------------------------------------------
Network Associates, Inc., Zero Coupon Cv. Unsec. Sub. Debs.,
6.37%, 2/13/18(4)                                                           17,000,000            5,036,250
-----------------------------------------------------------------------------------------------------------
PLATINUM Technology, Inc., 6.25% Cv. Unsec. Sub. Nts., 12/15/02              3,000,000            3,018,750
-----------------------------------------------------------------------------------------------------------
Safeguard Scientific, Inc., 5% Cv. Nts., 6/15/06(1)                          4,000,000            4,195,000
-----------------------------------------------------------------------------------------------------------
Tecnomatix Technologies Ltd., 5.25% Cv. Sub. Nts., 8/15/04                   5,000,000            3,418,750
-----------------------------------------------------------------------------------------------------------
Wind River Systems, Inc., 5% Bonds, 8/1/02                                   4,000,000            3,480,000
                                                                                                ------------
                                                                                                 55,291,143

                   13 Oppenheimer Convertible Securities Fund

STATEMENT OF INVESTMENTS (Unaudited) (Continued)

                                                                        FACE              MARKET VALUE
                                                                        AMOUNT            SEE NOTE 1
===========================================================================================================
ELECTRONICS--7.8%
Adaptive Broadband Corp., 5.25% Cv. Sub. Nts., 12/15/03                 $    6,185,000    $       5,605,156
-----------------------------------------------------------------------------------------------------------
Advanced Micro Devices, Inc., 6% Cv. Sub. Nts., 5/15/05                      5,000,000            3,812,500
-----------------------------------------------------------------------------------------------------------
Atmel Corp., Zero Coupon Cv. Sub. Debs., 7.25%, 4/21/18(1)(4                10,000,000            4,075,000
-----------------------------------------------------------------------------------------------------------
Checkpoint Systems, Inc.:
5.25% Cv. Unsec. Sub. Debs., 11/1/05                                         3,900,000            2,895,750
5.25% Cv. Unsec. Sub. Debs., 11/1/05(1)                                      2,200,000            1,633,500
-----------------------------------------------------------------------------------------------------------
Cirrus Logic, Inc., 6% Cv. Sub. Nts., 12/15/03                               5,000,000            3,437,500
-----------------------------------------------------------------------------------------------------------
Conexant Systems, Inc., 4.25% Nts., 5/1/06(1)                                3,000,000            4,256,250
-----------------------------------------------------------------------------------------------------------
Itron, Inc., 6.75% Unsec. Sub. Nts., 3/31/04                                 3,000,000            2,107,500
-----------------------------------------------------------------------------------------------------------
National Semiconductor Corp., 6.50% Cv. Sub. Debs., 10/1/02                  7,500,000            7,162,500
-----------------------------------------------------------------------------------------------------------
Sanmina Corp., 4.25% Cv. Nts., 5/1/04(1)                                     3,500,000            3,863,125
-----------------------------------------------------------------------------------------------------------
Solectron Corp., Zero Coupon Cv. Debs., 3.47%, 1/27/19(1)(4)                 8,000,000            4,670,000
-----------------------------------------------------------------------------------------------------------
STMicroelectronics NV, Zero Coupon Sub. Nts., Series DTC, 0.56%,
6/10/08(4)                                                                   3,000,000            3,828,750
-----------------------------------------------------------------------------------------------------------
Thermo Instrument Systems, Inc.:
3.75% Cv. Sr. Unsec. Nts., 9/15/00                                           1,085,000            1,250,463
4% Cv. Gtd. Nts., Series RG, 1/15/05                                         8,999,999            7,402,500
-----------------------------------------------------------------------------------------------------------
Thermo Optek Corp., 5% Cv. Sub. Debs., 10/15/00(1)                           9,535,000            9,511,163
-----------------------------------------------------------------------------------------------------------
ThermoQuest Corp., 5% Cv. Sub. Debs., 8/15/00(1)                             9,775,000            9,640,594
                                                                                                ------------
                                                                                                 75,152,251
-----------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.2%
-----------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--0.2%
Offshore Logistics, Inc., 6% Cv. Unsec. Sub. Nts., 12/15/03                  2,500,000            2,143,750
-----------------------------------------------------------------------------------------------------------
UTILITIES--1.0%
-----------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.0%
AES Corp., 4.50% Cv. Jr. Sub. Nts., 8/15/05(3)                               7,700,000            9,605,750
                                                                                                -----------
Total Convertible Corporate Bonds and Notes (Cost $517,121,233)                                 528,513,362
                                                                         SHARES
===========================================================================================================
PREFERRED STOCKS--6.4%
-----------------------------------------------------------------------------------------------------------
Adelphia Communications Corp., 5.50% Cv., Series D, Non-Vtg.                    25,000            4,928,125
-----------------------------------------------------------------------------------------------------------
Danskin, Inc., $88.2722 Cv., Series D (cv. into 1,471,203 restricted
common shares)(2)(5)                                                                88              662,041
-----------------------------------------------------------------------------------------------------------
General Growth Properties, Inc., 7.25% Cv.                                     144,900            3,477,600
-----------------------------------------------------------------------------------------------------------
Global TeleSystems Group, Inc., 7.25% Cv.(1)                                    85,000            5,610,000
-----------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 7% Cv., Non-Vtg.                              150,000            4,312,500
-----------------------------------------------------------------------------------------------------------
IXC Communications, Inc., $6.75 Cv.                                            100,000            3,837,500
-----------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd., 6% Cv., Series C                            100,000            5,037,500
-----------------------------------------------------------------------------------------------------------
Medpartners, Inc., 6.50% Cv., Non-Vtg.                                         253,700            2,727,275
-----------------------------------------------------------------------------------------------------------
Owens-Illinois, Inc., 4.75% Cv.                                                151,400            6,623,750

                   14 Oppenheimer Convertible Securities Fund

                                                                                               MARKET VALUE
                                                                               SHARES          SEE NOTE 1
===========================================================================================================
PREFERRED STOCKS(CONTINUED)
Sealed Air Corp., $2.00 Cv., Series A, Vtg.                                    125,000         $  7,812,500
-----------------------------------------------------------------------------------------------------------
Sensormatic Electronics Corp., 6.50% Cv.(1)(6)                                 325,000            7,109,375
-----------------------------------------------------------------------------------------------------------
Skytel Communications, Inc., $2.25 Cv.                                         106,100            3,846,125
-----------------------------------------------------------------------------------------------------------
Winstar Communications, Inc., 7% Cv. Cum., Series D, Non-Vtg.(6)               100,000            5,725,000
                                                                                                 -----------
Total Preferred Stocks (Cost $56,410,241)                                                        61,709,291
===========================================================================================================
OTHER SECURITIES--20.7%
-----------------------------------------------------------------------------------------------------------
BASIC MATERIALS--1.2%
-----------------------------------------------------------------------------------------------------------
CHEMICALS--0.8%
Monsanto Co., 6.50% Cv. Adjustable Conversion-rate Equity Security             191,500            7,683,938
-----------------------------------------------------------------------------------------------------------
PAPER--0.4%
International Paper Capital Trust, 5.25% Cum. Cv., Non-Vtg.                     75,000            3,825,000
-----------------------------------------------------------------------------------------------------------
CAPITAL GOODS--1.7%
-----------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.7%
Coltec Capital Trust, 5.25% Cv. Preferred Securities(1)                        150,000            6,843,750
-----------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.0%
Owens & Miner Trust I, 5.375% Cv. Preferred Securities(1)                      160,000            5,860,000
-----------------------------------------------------------------------------------------------------------
United Rental Trust I, 6.50% Cv. Quarterly Income
Preferred Securities(1)                                                         75,000            3,468,750
                                                                                                -----------
                                                                                                  9,328,750
-----------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--3.0%
-----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: LONG DISTANCE--1.8%
QUALCOMM Financial Trust I, 5.75% Cum. Cv. Preferred Securities,
Non-Vtg.                                                                        60,000           12,285,000
-----------------------------------------------------------------------------------------------------------
Qwest Trends Trust, 5.75% Cv.(1)                                                80,000            4,580,000
                                                                                                -----------
                                                                                                 16,865,000
-----------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.2%
MediaOne Group, Inc., 6.25% Cv. Premium Income Exchangeable
Securities for Airtouch Communications, Inc. Common Stock                      127,900           11,574,950
-----------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--3.7%
-----------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.8%
Daimler Benz AG, ADNs representing 5.75% Sub. Mandatory Cv. Nts.                37,988            3,077,028
-----------------------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income Preferred
Securities, Non-Vtg.(1)                                                        100,000            4,737,500
                                                                                                -----------
                                                                                                  7,814,528
-----------------------------------------------------------------------------------------------------------
CONSUMER SERVICES--0.8%
Budget Group Capital Trust, Inc., 6.25% Cum. Cv., Non-Vtg.(1)                  104,000            3,614,000
-----------------------------------------------------------------------------------------------------------
Central Parking Financial Trust:
5.25% Cv. Preferred Securities                                                 100,000            2,037,500
5.25% Cv. Preferred Securities(1)                                              105,000            2,139,375
                                                                                                -----------
                                                                                                  7,790,875

                   15 Oppenheimer Convertible Securities Fund

STATEMENT OF INVESTMENTS (Unaudited) (Continued)
                                                                                              MARKET VALUE
                                                                             SHARES           SEE NOTE 1
===========================================================================================================
HOMEBUILDING--0.8%
Fleetwood Capital Trust:
6% Cum. Cv. Preferred Securities, Non-Vtg.                                      20,000         $    865,000
6% Cum. Cv. Preferred Securities, Non-Vtg.(1)                                  100,000            4,325,000
-----------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 8.25% Cv. Preferred Redeemable
Increased Dividend Equity Securities                                           300,000            2,437,500
                                                                                                -----------
                                                                                                  7,627,500
-----------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.4%
Host Marriott Financial Trust, 6.75% Cv. Quarterly Income
Preferred Securities                                                           100,000            4,125,000
-----------------------------------------------------------------------------------------------------------
MEDIA--0.3%
Big Flower Trust I, 6% Cv., Non-Vtg.                                            50,000            2,868,750
-----------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.6%
K-Mart Financing I, 7.75% Cum. Cv., Non-Vtg.                                   100,000            5,850,000
-----------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.9%
-----------------------------------------------------------------------------------------------------------
BROADCASTING--0.6%
News Corp. Ltd., 5% Exchangeable Trust Originated Preferred
Securities, 1/2/16 (exchangeable for ordinary shares of British
Sky Broadcasting Group plc)(1)                                                  60,000            5,880,000
-----------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.0%
Houston Industries, Inc., 7% Automatic Common Exchange
Securities (exchangeable for common stock of Time Warner, Inc.)                 40,000            4,770,000
-----------------------------------------------------------------------------------------------------------
Seagram Co. Ltd., 7.50% Automatic Common
Exchangeable Securities                                                        100,000            4,993,750
                                                                                                -----------
                                                                                                  9,763,750
-----------------------------------------------------------------------------------------------------------
FOOD--0.4%
Suiza Capital Trust II, 5.50% Cv. Cum., Non-Vtg.                               110,000            4,221,250
-----------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS --0.9%
Newell Financial Trust I, 5.25% Cv. Preferred Securities                       150,000            8,456,250
-----------------------------------------------------------------------------------------------------------
ENERGY--1.8%
-----------------------------------------------------------------------------------------------------------
ENERGY SERVICES--0.9%
Devon Financing Trust, $3.25 Cv.                                                57,500            3,399,687
-----------------------------------------------------------------------------------------------------------
Weatherford International, Inc., 5% Cv. Preferred Securities1                   25,000            4,859,375
                                                                                                -----------
                                                                                                  8,259,062
-----------------------------------------------------------------------------------------------------------
OIL: DOMESTIC--0.9%
Unocal Capital Trust, 6.25% Cum. Cv., Non-Vtg.                                 150,000            8,306,250
-----------------------------------------------------------------------------------------------------------
FINANCIAL--2.0%
-----------------------------------------------------------------------------------------------------------
BANKS--0.9%
National Australia Bank Ltd., Exchangeable Capital
Units (each unit consists of $25 principal amount of 7.875%
Perpetual Capital Security and a purchase contract entitling the
holder to exchange units for ordinary shares of the bank)(7)                   297,900            9,048,713

                   16 Oppenheimer Convertible Securities Fund

                                                                                             MARKET VALUE
                                                                             SHARES          SEE NOTE 1
===========================================================================================================
INSURANCE--0.4%
Conseco Finance Trust IV, 7% Cv. Preferred Redeemable
Increased Dividend Equity Securities, Series F                                 100,000        $   4,018,750
-----------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.7%
Equity Office Properties Trust, 5.25% Cum. Cv. Preferred, Series B,
Non-Vtg.                                                                       150,000            6,393,750
-----------------------------------------------------------------------------------------------------------
HEALTHCARE--0.7%
-----------------------------------------------------------------------------------------------------------
HEALTHCARE/SERVICES & SUPPLIES--0.7%
McKesson Financial Trust, 5% Cv., Non-Vtg.                                     130,000            6,743,750
-----------------------------------------------------------------------------------------------------------
TECHNOLOGY--0.6%
-----------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--0.6%
L & H Capital Trust I, 4.75% Cv. Preferred Income Equity
Redeemable Securities(1)                                                       162,700            5,430,112
-----------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.7%
-----------------------------------------------------------------------------------------------------------
RAILROADS & TRUCKERS--1.7%
Union Pacific Capital Trust, 6.25% Cum. Term Income Deferrable
Equity Securities, Non-Vtg.                                                    175,000            9,296,875
-----------------------------------------------------------------------------------------------------------
CNF Trust I, $2.50 Term Convertible Securities, Series A, Non-Vtg.             120,000            6,855,000
                                                                                                 ----------
                                                                                                 16,151,875
-----------------------------------------------------------------------------------------------------------
UTILITIES--1.4%
-----------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
MidAmerican Capital Trust III, 6.50% Cum. Cv., Non-Vtg.                        125,000            5,843,750
-----------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.8%
El Paso Energy Corp. Capital Trust I, 4.75% Cv. Preferred Securities           150,000            7,425,000
                                                                                                 ----------
Total Other Securities (Cost $186,265,523)                                                      198,140,303
===========================================================================================================
COMMON STOCKS--1.7%
-----------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                    40,080            2,304,600
-----------------------------------------------------------------------------------------------------------
Danskin, Inc.(5)(8)                                                          3,408,210            2,556,158
-----------------------------------------------------------------------------------------------------------
Danskin, Inc. Restricted Common Shares(2)(5)(8)                                289,251              130,163
-----------------------------------------------------------------------------------------------------------
Disney (Walt) Co.                                                              100,000            3,081,251
-----------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.(5)                                               2,873               86,190
-----------------------------------------------------------------------------------------------------------
Orion Capital Corp.                                                             60,002            2,152,572
-----------------------------------------------------------------------------------------------------------
Philip Morris Cos., Inc.(3)                                                    126,000            5,063,625
-----------------------------------------------------------------------------------------------------------
Sensormatic Electronics Corp.(2)(5)                                             55,820              769,963
                                                                                                 ----------
Total Common Stocks (Cost $12,059,293)                                                           16,144,522

                   17 Oppenheimer Convertible Securities Fund

                                                                                              MARKET VALUE
                                                                              UNITS           SEE NOTE 1
===========================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-----------------------------------------------------------------------------------------------------------
Portion of Danskin, Inc. Promissory Nt., to be used to purchase
53,309 shares of restricted common stock in rights offering(2)                      --          $    15,993
-----------------------------------------------------------------------------------------------------------
Danskin, Inc. Wts., Exp. 10/04(2)                                              367,801               80,916
-----------------------------------------------------------------------------------------------------------
Submicron Systems Corp. Wts., Exp. 1/01(2)                                      27,000                   --
                                                                                                 ----------
Total Rights, Warrants and Certificates (Cost $15,993)                                               96,909

                                                                           SHARES/FACE
                                                                           AMOUNT
===========================================================================================================
STRUCTURED INSTRUMENTS--7.6%
-----------------------------------------------------------------------------------------------------------
Comcast Corp., 3.35% Cv. (exchangeable for stock of AT&T Corp.)                 52,200            4,521,825
-----------------------------------------------------------------------------------------------------------
Deutsche Bank Linked Nts., 3.10%, 11/5/02 (exchangeable into
AT&T Corp. common stock)(2)                                                  8,000,000           12,100,000
-----------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc., Mandatory Exchangeable Debt Securities,
5%, 7/21/00 (exchangeable into Ethan Allen common stock)                    14,060,000            7,630,362
-----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.25% Structured Yield Product
Exchangeable for Stock of IMC Global, Inc.                                     141,200            2,885,775
-----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Principal-Protected Technology Basket
Performance Linked Nts.:
Series B, 7%, 8/18/00                                                       10,000,000           14,325,000
2/2/05 (based on the performance of Microsoft Corp. and
Hewlett-Packard Co.)                                                         5,000,000            9,062,500
-----------------------------------------------------------------------------------------------------------
NationsBank N.A./Frontier Corp. Linked Certificates of Deposit,
6%, 5/22/00(2)                                                              10,000,000           13,349,000
-----------------------------------------------------------------------------------------------------------
NationsBank N.A./The Boeing Co. BA Enhanced Yield
Equity-Linked Certificates of Deposit, 5%, 7/15/00(2)                       10,000,000            9,365,000
                                                                                                 ----------
Total Structured Instruments (Cost $57,168,212)                                                  73,239,462
===========================================================================================================
REPURCHASE AGREEMENTS--9.0%
-----------------------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 4.80%,
dated 6/30/99, to be repurchased at $86,111,480 on 7/1/99,
collateralized by U.S. Treasury Nts., 4.625%-9.25%,
11/30/00-2/15/16, with a value of $88,027,063 (Cost $86,100,000)           86,100,000           86,100,000
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $915,140,495)                                  100.6%         963,943,849
-----------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                             (0.6)          (6,064,309)
                                                                            ----------         ------------
NET ASSETS                                                                       100.0%        $957,879,540
                                                                            ==========         ============

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $224,007,826 or 23.39% of the Fund's net assets as of June 30, 1999.

2. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

                   18 Oppenheimer Convertible Securities Fund

-------------------------------------------------------------------------------
3. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                      SHARES                                           MARKET
                                      SUBJECT TO  EXPIRATION  EXERCISE    PREMIUM      VALUE
                                      CALL        DATE        PRICE       RECEIVED     SEE NOTE 1
-------------------------------------------------------------------------------------------------
AES Corp.                              50,000      8/99      $  55.000   $   198,493  $   275,000
America Online, Inc.                   30,000     10/99        175.000       854,071       76,875
America Online, Inc.                   30,000     10/99        180.000       992,816       73,125
Clear Channel Communications, Inc.     30,000      7/99         70.000       280,341       45,000
Clear Channel Communications, Inc.     30,000      7/99         75.000       194,094        9,375
Comverse Technology, Inc.              25,000     10/99         63.333       174,244      585,937
Costco Cos., Inc.                      60,000      7/99         85.000       350,688       41,250
Costco Cos., Inc.                      38,000      7/99         90.000       150,855       11,875
Philip Morris Cos., Inc.              120,000      1/00         55.000       401,387       60,000
Quintiles Transnational Corp.          50,000      7/99         55.000       248,492        3,125
WMX Technologies, Inc.                100,000      7/99         55.000       256,366       93,750
WMX Technologies, Inc.                 50,000     10/99         60.000       210,993      103,125
WMX Technologies, Inc.                 50,000     10/99         65.000       123,496       40,625
                                                                          ----------   ----------
                                                                          $4,436,336   $1,419,062
                                                                          ==========   ==========

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

5. Non-income-producing security.

6. Interest or dividend is paid in kind.

7. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

8. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 1999. The aggregate fair value of securities of affiliated companies held by the Fund as of June 30, 1999 amounts to $2,686,321. Transactions during the period in which the issuer was an affiliate are as follows:

                           SHARES                                        SHARES
                           DECEMBER 31,    GROSS         GROSS           JUNE 30,
                           1998            ADDITIONS     REDUCTIONS      1999
-----------------------------------------------------------------------------------
Danskin, Inc.              3,557,210         --          149,000         3,408,210
-----------------------------------------------------------------------------------
Danskin, Inc., Restricted
Common Shares                289,251         --            --              289,251

See accompanying Notes to Financial Statements.


                   19 Oppenheimer Convertible Securities Fund

STATEMENT OF ASSETS AND LIABILITIES June 30, 1999 (Unaudited)

==================================================================================
ASSETS
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $910,806,710)                            $961,257,528
Affiliated companies (cost $4,333,785)                                   2,686,321
----------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                   6,147,429
Investments sold                                                         1,674,176
Shares of beneficial interest sold                                         303,547
Other                                                                        7,799
                                                                      ------------
Total assets                                                           972,076,800
==================================================================================
LIABILITIES
Bank overdraft                                                           1,050,460
----------------------------------------------------------------------------------
Options written, at value (premiums received $4,436,336)--
see accompanying statement--Note 6                                       1,419,062
----------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                    6,660,437
Shares of beneficial interest redeemed                                   1,795,719
Accrued taxes--Note 1                                                      693,723
Dividends                                                                1,688,099
Distribution and service plan fees                                         637,998
Trustees' compensation--Note 1                                              70,682
Transfer and shareholder servicing agent fees                               40,315
Other                                                                      140,765
                                                                      ------------
Total liabilities                                                       14,197,260
==================================================================================
NET ASSETS                                                            $957,879,540
                                                                      ============
==================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                       $874,849,027
----------------------------------------------------------------------------------
Undistributed net investment income                                         14,210
----------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                           31,195,675
----------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                      51,820,628
                                                                      ------------
Net assets                                                            $957,879,540
                                                                      ============

                   20 Oppenheimer Convertible Securities Fund

==================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$207,708,656 and 13,215,224 shares of beneficial interest outstanding)      $15.72
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                    $16.68


----------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $417,856,200 and 26,543,598 shares of beneficial interest outstanding)   $15.74


----------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $94,370,440 and 6,006,684 shares of beneficial interest outstanding)     $15.71


----------------------------------------------------------------------------------
Class M Shares:
Net asset value and redemption price per share (based on net assets of
$237,944,244 and 15,143,553 shares of beneficial interest outstanding)      $15.71
Maximum offering price per share (net asset value plus sales charge of
3.25% of offering price)                                                    $16.24

See accompanying Notes to Financial Statements.

                   21 Oppenheimer Convertible Securities Fund

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 1999 (Unaudited)

==================================================================================
INVESTMENT INCOME
Interest                                                               $20,026,532
----------------------------------------------------------------------------------
Dividends                                                                5,962,951
                                                                       -----------
Total income                                                            25,989,483

==================================================================================
EXPENSES
Management fees--Note 4                                                  2,278,241
----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                    261,455
Class B                                                                  2,107,961
Class C                                                                    493,175
Class M                                                                    916,885
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                    129,326
Class B                                                                    275,780
Class C                                                                     59,202
Class M                                                                    141,323
----------------------------------------------------------------------------------
Shareholder reports                                                        132,144
----------------------------------------------------------------------------------
Accounting service fees--Note 4                                            131,614
----------------------------------------------------------------------------------
Trustees' compensation--Note 1                                              53,327
----------------------------------------------------------------------------------
Registration and filing fees                                                46,833
----------------------------------------------------------------------------------
Custodian fees and expenses                                                 34,794
----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                 17,426
----------------------------------------------------------------------------------
Other                                                                       44,776
                                                                       -----------
Total expenses                                                           7,124,262
Less expenses paid indirectly--Note 1                                      (16,102)
                                                                       -----------
Net expenses                                                             7,108,160

==================================================================================
NET INVESTMENT INCOME                                                   18,881,323

==================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (including premiums on options exercised):
  Unaffiliated companies                                                44,350,619
  Affiliated companies                                                     (42,689)
Closing and expiration of option contracts written--Note 6              (6,965,083)
Foreign currency transactions                                             (187,764)
                                                                       -----------
Net realized gain                                                       37,155,083

----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments    18,601,013
                                                                       -----------
Net realized and unrealized gain                                        55,756,096

==================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $74,637,419
                                                                       ===========

See accompanying Notes to Financial Statements.

                   22 Oppenheimer Convertible Securities Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                  SIX MONTHS ENDED     YEAR ENDED
                                                                  JUNE 30, 1999        DECEMBER 31,
                                                                  (UNAUDITED)          1998
======================================================================================================
OPERATIONS
Net investment income                                            $   18,881,323        $   42,446,713
------------------------------------------------------------------------------------------------------
Net realized gain                                                    37,155,083            20,491,709
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                18,601,013           (35,159,142)
                                                                 --------------        --------------
Net increase in net assets resulting
from operations                                                      74,637,419            27,779,280


======================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                              (4,587,058)          (10,037,164)
Class B                                                              (7,649,568)          (16,743,718)
Class C                                                              (1,792,216)           (4,038,450)
Class M                                                              (4,823,553)          (11,627,381)
------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                      --            (5,790,061)
Class B                                                                      --           (11,634,294)
Class C                                                                      --            (2,833,142)
Class M                                                                      --            (6,896,262)


======================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                             (25,981,843)           38,763,260
Class B                                                             (51,922,699)           79,998,589
Class C                                                             (19,575,484)           27,838,755
Class M                                                             (39,717,148)          (24,143,434)

======================================================================================================
NET ASSETS
Total increase (decrease)                                           (81,412,150)           80,635,978
------------------------------------------------------------------------------------------------------
Beginning of period                                               1,039,291,690           958,655,712
                                                                 --------------        --------------
End of period [including undistributed (overdistributed) net
investment income of $14,210 and $(14,718), respectively]        $  957,879,540        $1,039,291,690
                                                                 ==============        ===============



See accompanying Notes to Financial Statements.


                   23 Oppenheimer Convertible Securities Fund

FINANCIAL HIGHLIGHTS

                                                          CLASS A
                                                          ---------------------------------------------------
                                                          SIX MONTHS
                                                          ENDED
                                                          JUNE 30,
                                                          1999        YEAR ENDED DECEMBER 31,
                                                          (UNAUDITED) 1998       1997       1996(1)    1995(2)
==============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                      $14.84      $15.32     $14.27     $13.96     $13.11
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .33         .70        .71(3)     .73(3)     .54(3)
Net realized and unrealized gain (loss)                      .88        (.08)      1.93(3)     .65(3)    1.48(3)
                                                        --------      ------       ----     ------      -----
Total income (loss) from
investment operations                                       1.21         .62       2.64       1.38       2.02
--------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.33)       (.70)      (.72)      (.72)      (.68)
Distributions from net realized gain                          --        (.40)      (.87)      (.35)      (.49)
                                                        --------      ------       ----     ------      -----
Total dividends and distributions
to shareholders                                             (.33)      (1.10)     (1.59)     (1.07)     (1.17)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $15.72      $14.84     $15.32     $14.27     $13.96
                                                        ========      ======       ====     ======      =====

==============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                         8.22%       4.08%     18.77%     10.13%     15.54%


==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                          $207,709    $221,693   $192,212    $93,578     $2,502
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $210,851    $220,423   $145,929    $41,617     $1,799
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment income                                       4.40%       4.55%      4.58%      5.11%      5.63%
Expenses                                                    0.94%(6)    0.93%      0.95%      0.98%(6)   1.05%(6)
Expenses (excluding interest)(7)                            0.94%(6)    0.93%      0.95%      0.97%(6)   1.01%(6)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                    40%         90%        79%        53%        58%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. For the period from May 1, 1995 (inception of offering) to December
31, 1995.

3. Per share information has been determined based on average shares outstanding for the period.

4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized for periods of less than one full year.

                   24 Oppenheimer Convertible Securities Fund

                                           CLASS B
                                           --------------------------------------------------------------------
                                           SIX MONTHS
                                           ENDED
                                           JUNE 30,
                                           1999            YEAR ENDED DECEMBER 31,
                                           (UNAUDITED)     1998            1997           1996(1)       1995(2)
===============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period        $  14.87           $  15.35     $  14.29     $  13.98       $ 13.11
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .27                .58          .59(3)       .62(3)        .45(3)
Net realized and unrealized gain (loss)          .87               (.08)        1.94(3)       .65(3)       1.51(3)
                                            --------           --------     --------     --------       -------
Total income (loss) from
investment operations                           1.14                .50         2.53         1.27          1.96

---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.27)              (.58)        (.60)        (.61)         (.60)
Distributions from net realized gain              --               (.40)        (.87)        (.35)         (.49)
                                            --------           --------     --------     --------       -------
Total dividends and distributions
to shareholders                                 (.27)              (.98)       (1.47)        (.96)        (1.09)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  15.74           $  14.87     $  15.35     $  14.29       $ 13.98
                                            ========           ========     ========     ========       =======

===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)             7.75%              3.30%       17.93%        9.28%        15.09%

===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                              $417,856           $445,544     $383,755     $211,176       $34,465
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $424,995           $441,677     $296,426     $113,784       $15,184
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment income                           3.65%              3.79%        3.80%        4.31%         4.82%
Expenses                                        1.69%(6)           1.69%        1.72%        1.75%(6)      1.69%(6)
Expenses (excluding interest)(7)                1.69%(6)           1.69%        1.72%        1.73%(6)      1.64%(6)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                        40%                90%          79%          53%           58%

6. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1999, were $360,437,283 and $500,851,859, respectively.



                   25 Oppenheimer Convertible Securities Fund

                                            CLASS C
                                            --------------------------------------------------------------------
                                            SIX MONTHS
                                            ENDED
                                            JUNE 30,
                                            1999               YEAR ENDED DECEMBER 31,
                                            (UNAUDITED)        1998                 1997              1996(1)(9)
================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period        $ 14.84                 $  15.32            $ 14.27          $ 14.03
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .27                      .58                .59(3)           .50(3)
Net realized and unrealized gain (loss)         .87                     (.08)              1.93(3)           .59(3)
                                            -------                 --------            -------          -------
Total income (loss) from
investment operations                          1.14                      .50               2.52             1.09

----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income           (.27)                    (.58)              (.60)            (.50)
Distributions from net realized gain             --                     (.40)              (.87)            (.35)
                                            -------                 --------            -------          -------
Total dividends and distributions
to shareholders                                (.27)                    (.98)             (1.47)            (.85)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $ 15.71                 $  14.84            $ 15.32          $ 14.27
                                            =======                 ========            =======          =======

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)            7.76%                    3.32%             17.88%            7.74%

================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                              $94,370                 $108,339            $85,397          $38,312
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $99,391                 $105,974            $62,343          $18,550
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment income                          3.66%                    3.81%              3.82%            4.32%
Expenses                                       1.68%(6)                 1.68%              1.70%            1.68%(6)
Expenses (excluding interest)(7)               1.68%(6)                 1.68%              1.70%            1.67%(6)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                       40%                      90%                79%              53%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. For the period from May 1, 1995 (inception of offering) to December 31, 1995.

3. Per share information has been determined based on average shares outstanding for the period.

4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized for periods of less than one full year.



                   26 Oppenheimer Convertible Securities Fund

                                           CLASS M
                                           ----------------------------------------------------------------------------------
                                           SIX MONTHS
                                           ENDED
                                           JUNE 30,
                                           1999             YEAR ENDED DECEMBER 31,
                                           (UNAUDITED)      1998           1997         1996(1)     1995            1994
==============================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period         $  14.84          $  15.32    $  14.27    $  13.96      $  12.20       $   13.16
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .30               .62         .62(3)      .65(3)        .70(3)          .68(3)
Net realized and unrealized gain (loss)           .87              (.08)       1.94(3)      .66(3)       2.42(3)         (.81)(3)
                                             --------          --------    --------    --------      --------       ---------
Total income (loss) from
investment operations                            1.17               .54        2.56        1.31          3.12            (.13)

-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.30)             (.62)       (.64)       (.65)         (.87)           (.69)
Distributions from net realized gain               --              (.40)       (.87)       (.35)         (.49)           (.14)
                                             --------          --------    --------    --------      --------       ---------
Total dividends and distributions
to shareholders                                  (.30)            (1.02)      (1.51)      (1.00)        (1.36)           (.83)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  15.71          $  14.84    $  15.32    $  14.27      $  13.96       $   12.20
                                             ========          ========    ========    ========      ========       =========

==============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)              7.92%             3.58%      18.19%       9.58%        26.00%          (1.12)%

==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                               $237,944          $263,716    $297,292    $274,043      $239,341       $ 126,691
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $246,424          $288,953    $285,621    $264,936      $181,719       $ 106,829
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment income                            3.92%             4.02%       4.05%       4.59%         5.12%           5.24%
Expenses                                         1.43%(6)          1.43%       1.46%       1.58%(6)      1.58%(6)        1.66%
Expenses (excluding interest)(7)                 1.43%(6)          1.43%       1.46%       1.55%(6)      1.56%(6)        1.65%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                         40%               90%         79%         53%           58%             53%


6. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1999, were $360,437,283 and $500,851,859, respectively.

9. For the period from March 11, 1996 (inception of offering) to December 31, 1996.

See accompanying Notes to Financial Statements.


                   27 Oppenheimer Convertible Securities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Convertible Securities Fund (the Fund), a portfolio of the Bond Fund Series, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class M shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge. Class M shares are sold with a front-end sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that particular class and exclusive voting rights with respect to matters affecting that single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted equity securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transaction that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may not invest in securities with bond ratings of less than C at the time of purchase, nor may it invest in securities in default at the time of purchase.


                   28 Oppenheimer Convertible Securities Fund

================================================================================
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. During 1995, the Fund acquired all of the assets and liabilities of another investment company which did not distribute its net investment income or realized gains and was taxed as a C corporation. Accordingly, an accrued tax liability was assumed by the Fund on the date of the acquisition. As of December 31, 1998, the remaining accrued tax liability for net unrealized gains on investments at the time of the acquisition was $693,569.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended June 30, 1999, a provision of $38,335 was made for the Fund's projected benefit, resulting in an accumulated liability of $69,818 as of June 30, 1999.


                   29 Oppenheimer Convertible Securities Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES(CONTINUED)
DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund accretes original issue discount. Market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as income, rather than capital gain.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   30 Oppenheimer Convertible Securities Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                          SIX MONTHS ENDED JUNE 30, 1999          YEAR ENDED DECEMBER 31, 1998
                                          --------------------------------        -------------------------------
                                          SHARES           AMOUNT                 SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                          836,257         $ 12,648,820          5,704,233        $ 89,040,791
Dividends and
distributions reinvested                      243,207            3,722,889            919,205          13,833,726
Redeemed                                   (2,799,950)         (42,353,552)        (4,231,755)        (64,111,257)
                                           ----------         ------------         ----------        ------------
Net increase (decrease)                    (1,720,486)        $(25,981,843)         2,391,683        $ 38,763,260
                                           ==========         ============         ==========        ============

-----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                        1,161,196         $ 17,569,898          7,980,117        $125,356,682
Dividends and
distributions reinvested                      403,015            6,179,346          2,002,880          30,266,988
Redeemed                                   (4,992,293)         (75,671,943)        (5,015,731)        (75,625,081)
                                           ----------         ------------         ----------        ------------
Net increase (decrease)                    (3,428,082)        $(51,922,699)         4,967,266        $ 79,998,589
                                           ==========         ============         ==========        ============

-----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                          373,073         $  5,640,510          2,882,218        $ 45,258,884
Dividends and
distributions reinvested                       92,008            1,407,409            504,006           7,600,723
Redeemed                                   (1,761,029)         (26,623,403)        (1,658,804)        (25,020,852)
                                           ----------         ------------         ----------        ------------
Net increase (decrease)                    (1,295,948)        $(19,575,484)         1,727,420        $ 27,838,755
                                           ==========         ============         ==========        ============

-----------------------------------------------------------------------------------------------------------------
Class M:
Sold                                          166,424         $  2,524,227          1,011,033        $ 16,005,467
Dividends and
distributions reinvested                      243,542            3,725,296          1,254,634          18,971,816
Redeemed                                   (3,035,792)         (45,966,671)        (3,898,845)        (59,120,717)
                                           ----------         ------------         ----------        ------------
Net decrease                               (2,625,826)        $(39,717,148)        (1,633,178)       $(24,143,434)
                                           ==========         ============         ==========        ============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES
As of June 30, 1999, net unrealized appreciation on investments and options written of $51,820,628 was composed of gross appreciation of $95,697,515, and gross depreciation of $43,876,887.


                   31 Oppenheimer Convertible Securities Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% on the first $50 million of net assets, 0.50% of the next $250 million of net assets and 0.4375% on net assets in excess of $300 million. The Fund's annualized management fee for the six months ended June 30, 1999 was 0.47% of average annual net assets for each class of shares.

--------------------------------------------------------------------------------
ACCOUNTING FEES. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $24.12 for each Class A and Class M shareholder account and $26.02 for each Class B and Class C shareholder account.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                    The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  AGGREGATE   AGGREGATE    CLASS A       CLASS M
                  FRONT-END   FRONT-END    FRONT-END     FRONT-END     COMMISSIONS    COMMISSIONS    COMMISSIONS
                  SALES       SALES        SALES         SALES         ON CLASS A     ON CLASS B     ON CLASS C
                  CHARGES     CHARGES      CHARGES       CHARGES       SHARES         SHARES         SHARES
SIX MONTHS        ON CLASS A  ON CLASS M   RETAINED BY   RETAINED BY   ADVANCED BY    ADVANCED BY    ADVANCED BY
ENDED             SHARES      SHARES       DISTRIBUTOR   DISTRIBUTOR   DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------------
June 30, 1999     $182,298    $62,408      $62,007       $8,069        $13,001        $577,634           $50,650

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                        CLASS A                 CLASS B                CLASS C                CLASS M
                        CONTINGENT DEFERRED     CONTINGENT DEFERRED    CONTINGENT DEFERRED    CONTINGENT DEFERRED
                        SALES CHARGES           SALES CHARGES          SALES CHARGES          SALES CHARGES
SIX MONTHS              RETAINED BY             RETAINED BY            RETAINED BY            RETAINED BY
ENDED                   DISTRIBUTOR             DISTRIBUTOR            DISTRIBUTOR            DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------------
June 30, 1999           $3,684                  $978,822               $18,530                               $ --

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class M shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                   32 Oppenheimer Convertible Securities Fund

================================================================================
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended June 30, 1999, payments under the Class A Plan totaled $261,455, all of which was paid by the Distributor to recipients. That included $25,614 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

                    The Distributor retains the asset-based sales charge on Class B shares and Class M shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

                    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


                   33   Oppenheimer Convertible Securities Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
CLASS M DISTRIBUTION AND SERVICE PLAN FEES. Under the Class M plan, service fees and distribution fees are computed on the average of the net asset value of Class M shares, determined as of the close of each regular business day during the period. The Class M plan allows the Distributor to be reimbursed for its services and costs in distributing Class M shares and servicing accounts. The Distributor also retains the Class M asset-based sales charge, but may use all or part of it to pay additional compensation to dealers that sell Class M shares. If the Class M plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

Distribution fees paid to the Distributor for the six months ended June 30, 1999, were as follows:

                                                                         DISTRIBUTOR'S
                                                                         AGGREGATE           DISTRIBUTOR'S
                                                                         UNREIMBURSED        UNREIMBURSED
                         TOTAL PAYMENTS        AMOUNT RETAINED           EXPENSES            EXPENSES AS % OF
CLASS                    UNDER PLAN            BY DISTRIBUTOR            UNDER PLAN          NET ASSETS OF CLASS
-----------------------------------------------------------------------------------------------------------------------
Class B Plan             $2,107,961            $1,675,128               $ 11,279,898                         2.70%
Class C Plan             $  493,175            $  127,676               $  1,150,783                         1.22%
Class M Plan             $  916,885            $  310,535               $         --                         N/A

================================================================================
5. FOREIGN CURRENCY CONTRACTS
A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

                    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

                    The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

                    Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

                   34   Oppenheimer Convertible Securities Fund

================================================================================
6. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended June 30, 1999, was as follows:

                                                        CALL OPTIONS
                                                        -------------------------------------
                                                        NUMBER OF               AMOUNT OF
                                                        OPTIONS                 PREMIUMS
---------------------------------------------------------------------------------------------
Options outstanding as of December 31, 1998             15,600                  $  7,066,607
Options written                                         15,526                     9,067,797
Options closed or expired                              (23,830)                  (11,330,149)
Options exercised                                         (666)                     (367,919)
                                                       -------                  ------------
Options outstanding as of June 30, 1999                  6,630                  $  4,436,336
                                                       =======                  ============


                   35   Oppenheimer Convertible Securities Fund

================================================================================
7. ILLIQUID OR RESTRICTED SECURITIES
As of June 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 1999, was $53,277,034, which represents 5.56% of the Fund's net assets, of which $15,634,076 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                         VALUATION PER
                                                            ACQUISITION                  COST PER        UNIT AS OF
SECURITY                                                    DATES                        UNIT            JUNE 30, 1999
----------------------------------------------------------------------------------------------------------------------
BONDS AND STRUCTURED INSTRUMENTS
--------------------------------
Deutsche Bank Linked Nts., 3.10%,
11/5/02 (exchangeable into
AT&T Corp. common stock)                                       10/29/97                       100%              151.25%
----------------------------------------------------------------------------------------------------------------------
Hudson Hotels Corp., 7.50% Cv. Sub. Debs., 7/1/01                7/8/96                       100                25.00

STOCKS AND WARRANTS
-------------------
Danskin, Inc.:
$88.2722 Cv., Series D                                          8/14/95                 $5,000.00            $7,500.00
Portion of Promissory Nt. to be used to purchase
53,309 shares of restricted common stock
in rights offering                                              8/14/95                       .30                  .30
Restricted Common Shares                                        8/14/95                       .30                  .45
Wts., Exp. 10/04                                                8/14/95                        --                  .22
----------------------------------------------------------------------------------------------------------------------
Sensormatic Electronics Corp.                           6/17/98-6/17/99                      9.11                13.79
----------------------------------------------------------------------------------------------------------------------
Submicron Systems Corp. Wts., Exp. 1/01                        12/11/95                        --                   --

================================================================================
8. BANK BORROWINGS
The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.07% per annum. The commitment fee allocated to the Fund for the six months ended June 30, 1999, was $1,128.

                    The Fund had no borrowings outstanding for the six months ended June 30, 1999.


                   36   Oppenheimer Convertible Securities Fund

OPPENHEIMER CONVERTIBLE SECURITIES FUND
A Series of Bond Fund Series

================================================================================

OFFICERS AND TRUSTEES      Bridget A. Macaskill, Chairman of the Board of
                              Trustees and President
                           John Cannon, Trustee
                           Paul Y. Clinton, Trustee
                           Thomas W. Courtney, Trustee
                           Robert G. Galli, Trustee
                           Lacy B. Herrmann, Trustee
                           George Loft, Trustee
                           Michael S. Rosen, Vice President
                           Andrew J. Donohue, Secretary
                           Brian W. Wixted, Treasurer
                           Robert G. Zack, Assistant Secretary
                           Robert J. Bishop, Assistant Treasurer
                           Adele A. Campbell, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer

================================================================================
INVESTMENT ADVISOR         OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER   OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF               The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT ACCOUNTANTS    PricewaterhouseCoopers LLP

================================================================================
LEGAL COUNSEL              Kirkpatrick & Lockhart L.L.P.

                           The financial statements included herein have been taken from the records of the Fund without examination of the independent accountants. This is a copy of a report to shareholders of Oppenheimer
                           Convertible Securities Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Convertible Securities Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                   37   Oppenheimer Convertible Securities Fund

OPPENHEIMERFUNDS FAMILY

=============================================================================================
REAL ASSET FUNDS
---------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

=============================================================================================
GLOBAL STOCK FUNDS
---------------------------------------------------------------------------------------------
Developing Markets Fund        International Growth Fund        Global Growth & Income Fund
International Small            Global Fund                      Europe Fund
 Company Fund                  Quest Global Value Fund

=============================================================================================
STOCK FUNDS
---------------------------------------------------------------------------------------------
Enterprise Fund                MidCap Fund                      Growth Fund
Discovery Fund                 Capital Appreciation Fund        Large Cap Growth Fund
Quest Small Cap Value Fund     Quest Capital Value Fund         Disciplined Value Fund
                                                                Quest Value Fund

=============================================================================================
STOCK & BOND FUNDS
---------------------------------------------------------------------------------------------
Main Street Growth &           Total Return Fund                Multiple Strategies Fund
  Income Fund(1)               Quest Balanced                   Disciplined Allocation Fund
Quest Opportunity                Value Fund                     Convertible Securities Fund
  Value Fund                   Capital Income Fund(2)

=============================================================================================
TAXABLE BOND FUNDS
---------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund             U.S. Government Trust
World Bond Fund                Strategic Income Fund            Limited-Term Government Fund
High Yield Fund                Bond Fund

=============================================================================================
MUNICIPAL BOND FUNDS
---------------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3)   Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund              Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund           Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund        Municipal Fund

=============================================================================================
MONEY MARKET FUNDS(4)
---------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

1. On 12/22/98, the Fund's name was changed from "Oppenheimer Main Street Income & Growth Fund."

2. On 4/1/99 the Fund's name was changed from "Oppenheimer Equity Income Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                   38   Oppenheimer Convertible Securities Fund

                            INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

              INTERNET
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              WWW.OPPENHEIMERFUNDS.COM

              GENERAL INFORMATION
              Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

              1-800-525-7048

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              OppenheimerFunds Services,
              P.O. Box 5270, Denver, CO 80217-5270


                                [OPPENHEIMERFUNDS LOGO]

RS0345.001.0699 August 27, 1999